UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26887		77-0396307

(Commission File Number)		(IRS Employer Identification No.)

	1060 East Arques Ave., Sunnyvale, CA	94085

	(Address of principal executive offices)	(Zip Code)

(408) 616-4000

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(d). ELECTION OF DIRECTOR.

(1)	Effective as of May 18, 2005, the Board of Directors (the “Board”) of Silicon Image, Inc. (the “Registrant”) elected Peter Hanelt as a new member of the Board. Mr. Hanelt was designated as a Class I director and will stand for re-election at the 2006 Annual Meeting of Stockholders.

(2)	There is no arrangement or understanding between Mr. Hanelt and any other person pursuant to which he was selected as a director.

(3)	Mr. Hanelt will serve as a member of the Registrant’s Audit Committee.

(4)	Upon his election to the Board, Mr. Hanelt was granted a stock option to purchase 40,000 shares of the Registrant’s Common Stock under the Registrant’s 1999 Equity Incentive Plan and is eligible to receive certain annual compensation pursuant to the Registrant’s Director Compensation Plan as described in the Registrant’s Current Report on Form 8-K filed on April 11, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2005	SILICON IMAGE, INC.
	By:	/s/ Patrick Reutens
Patrick Reutens
Chief Legal Officer